                                                                     Exhibit 21

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

                     MAGELLAN HEALTH SERVICES, INC.
                          LIST OF SUBSIDIARIES


--------------------------------------------------------------------------- ----------------------- ----------
ENTITY NAME:                                                                JURISDICTION OF         ENTITY
                                                                            DOMICILE:               TYPE:
--------------------------------------------------------------------------- ----------------------- ----------
Care Management Resources, Inc.                                             Florida                     C
Green Spring Health Services, Inc.                                          Delaware                    C
         SUBSIDIARIES:
         Advantage Behavioral Systems, Inc.                                 Pennsylvania                C
                  SUBSIDIARY:
                  Resource Day Treatment Center                             Pennsylvania               NP
         AdvoCare of Tennessee, Inc.                                        Tennessee                   C
                  SUBSIDIARY:
                  Premier Holdings, Inc.                                    Tennessee                   C
                           SUBSIDIARY:
                                       Magellan - PBS, LLC                                             LLC
                           Premier Behavioral Systems of Tennessee, LLC(1)  Tennessee                  LLC
         Allied Specialty Care Services, LLC                                Delaware                   LLC
                         SUBSIDIARIES:
                         Vivra, Inc.                                        Nevada                      C
                                      SUBSIDIARIES:
                                      Vivra Heart Services, Inc.            Nevada                      C
                                      Vivra Network Services, Inc.          Florida                     C
                                      PHP Holdings, Inc.                    Colorado                    C
                         iHealth Technologies, LLC(2)                       Delaware                   LLC
                                     SUBSIDIARY:
                                     CAI Merger Corporation                 Delaware                    C
         Ceres Behavioral Healthcare Systems, LLC(3)                        Oregon                     LLC
         New GPA, Inc.(4)                                                   Delaware                    C



----------------------
(1) 50% owned by Premier Holdings, Inc.
(2) Formed on 2/12/01. iHealth Technologies, Inc. merged into this LLC on 2/16/01.
(3) 97% owned by Green Spring Health Services, Inc.
(4) Formerly known as Group Practice Affiliates, Inc. 100% by Green Spring Health Services, Inc. by virtue of a stock transfer from Green Spring Health Services, Inc. on 4/15/99).

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

--------------------------------------------------------------------------- ----------------------- ----------
ENTITY NAME:                                                                JURISDICTION OF         ENTITY
                                                                            DOMICILE:               TYPE:
--------------------------------------------------------------------------- ----------------------- ----------

                  SUBSIDIARIES:
                  GPA Pennsylvania, Inc.                                    Pennsylvania                C
                  Novapsy Clinic, LLC(5)                                    Virginia                   LLC
         Green Spring of Pennsylvania, Inc.                                 Pennsylvania                C
         Magellan Behavioral of Michigan, Inc.                              Michigan                    C
             Magellan Behavioral Health of New Jersey, LLC                  New Jersey                 LLC
             Magellan Capital, Inc.                                         Delaware                    C
         Managed Care Services Mainstay of Central Pennsylvania, Inc.       Pennsylvania                C
         Maryland Health Partners, LLC(6)                                   Maryland                   LLC
         Vista Behavioral Health Plans, Inc.                                California                  C
Human Affairs International, Incorporated                                   Utah                        C
         SUBSIDIARIES:
         Human Affairs of Alaska, Inc.                                      Alaska                      C
         Human Affairs International of California                          California                  C
         Human Affairs International of Pennsylvania, Inc.                  Pennsylvania                C
MBH Capital, Inc.(7)                                                        Delaware                    C
             SUBSIDIARIES:
             CMCI, Inc.                                                     Nevada                      C
             CMFC, Inc.                                                     Nevada                      C
Magellan Behavioral Health, Inc.                                            Delaware                    C
         SUBSIDIARIES:
             Magellan Behavioral Health of Ohio, Inc.                       Ohio                        C
             Magellan Behavioral Health of Washington, Inc.                 Washington                  C
             MBH of Puerto Rico                                             Puerto Rico                 C
         MCI/Magellan Partners, L.L.C.(8)                                   Delaware                   LLC

             Merit Behavioral Care Corporation                              Delaware                    C
                  SUBSIDIARIES:


----------------------
(5) 50% owned by Group Practice Affiliates, Inc.-expected to close operations on 2/28/01
(6) 50% owned by Green Spring Health Services, Inc.; 50% owned by CMG Health, Inc., a direct subsidiary of Merit Behavioral Care Corporation.
(7) Charter Behavioral Corporation was renamed MBH Capital, Inc. on 2/15/01and Desert Springs Hospital, Inc. merged with this corporation
(8) 50% owned by Magellan Behavioral Health, Inc.

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM


---------------------------------------------------------------------------------------    ----------------------- ----------
ENTITY NAME:                                                                               JURISDICTION OF         ENTITY
                                                                                           DOMICILE:               TYPE:
---------------------------------------------------------------------------------------    ----------------------- ----------
                  American Biodyne, Inc.                                                   Delaware                    C
                           SUBSIDIARIES:
                           AGCA, Inc.                                                      Pennsylvania                C
                                    SUBSIDIARIES:
                                    AGCA Headquarters Limited Partnership(9)               Pennsylvania               LP
                                    AGCA New York, Inc.                                    New York                    C
                                            SUBSIDIARIES:
                                            AGCA IPA of New York, Inc.                     New York                    C
                                            MBC Health Care of New York, Inc., a New       New York                    C
                                              York Independent Practice Association
                                            MBC Health Services of New York, Inc., a New   New York                    C
                                              York Independent Practice Association
                                            MBC of New York, Inc., a New York              New York                    C
                                              Independent Practice Association
                                            MBC Providers of New York, Inc., a New         New York                    C
                                              York Independent Practice Association
                                            U.S. IPA Providers, Inc.                       New York                    C
                           Alliance Health Systems, Inc.(10)                               Indiana                     C
                           Arizona Biodyne, Inc.                                           Arizona                     C
                           Hawaii Biodyne, Inc.                                            Hawaii                      C
                           Louisiana Biodyne, Inc.                                         Louisiana                   C
                                       Magellan HRSC, Inc.(11)                             Ohio                        C
                           MBC Federal Programs, Inc.                                      Delaware                    C
                           MBC of New Mexico, Inc.                                         New Mexico                  C
                           Merit Behavioral Care of Florida, Inc.                          Florida                     C
                           Merit Behavioral Care of Illinois, Inc.                         Illinois                    C
                           Merit Behavioral Care of Massachusetts, Inc.                    Massachusetts               C
                                       Magellan Behavioral Health of Pennsylvania, Inc.    Pennsylvania                C
                                        (f/k/a Merit Behavioral Care of
                                         Pennsylvania, Inc.)
                           Vermont Biodyne, Inc.                                           Vermont                     C


----------------------
(9)  15% owned by AGCA, Inc.
(10) 80% owned by American Biodyne, Inc.
(11) Formerly known as Merit Behavioral Care Systems Corporation

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

-----------------------------------------------------------------------------------------  ----------------------- ----------
ENTITY NAME:                                                                               JURISDICTION OF         ENTITY
                                                                                           DOMICILE:               TYPE:
-----------------------------------------------------------------------------------------  ----------------------- ----------

                          Benesys Doctors, P.A.                                            Texas
                  CMG Health, Inc.                                                         Maryland                    C
                           SUBSIDIARIES:
                           Choice Behavioral Health Partnership(12)                        Virginia                   GP
                           CMG Health of New York, Inc.                                    New York                    C
                           Maryland Health Partners, LLC(13)                               Maryland                   LLC
                           Montana Community Partners, Inc.(14)                            Montana                     C
                  Continuum Behavioral Care, LLC(15)                                       Rhode Island               LLC
                  Continuum Behavioral Healthcare Corporation                              Delaware                    C
                           SUBSIDIARY:
                           Spectrum-Continuum Management Services of New York, LLC(16)     Delaware                   LLC
                                    SUBSIDIARY:
                                    Spectrum-Continuum IPA Providers of New York, LLC(17)  Delaware                   LLC
                  EMHC-MBC of New York, LLC(18)                                            New York                   LLC
                           EMHC/MBC IPA Providers of New York, LLC(19)                     New York                   LLC
                           EMHC-MBC Services of New York, LLC(20)                          New York                   LLC
                  Group Plan Clinic, Inc.                                                  Texas                       C
                  MBC Health Providers of Texas, Inc.                                      Texas                       C
                  MBC of America, Inc.                                                     Delaware                    C
                           SUBSIDIARIES:
                           EMHC/MBC IPA Providers of New York, LLC(21)                     New York                   LLC
                           EMHC-MBC Services of New York, LLC(22)                          New York                   LLC


----------------------
(12) 50% owned by CMG Health, Inc.
(13) 50% owned by CMG Health, Inc.; 50% owned by Green Spring Health Services, Inc.
(14) 55% owned by CMG Health, Inc.
(15) 50% owned by Merit Behavioral Care Corporation
(16) 50% owned by Continuum Behavioral Healthcare Corporation
(17) 100% owned by Spectrum-Continuum Management Services of New York, LLC
(18) 79.8% owned by Merit Behavioral Care Corporation
(19) 99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of America, Inc.
(20) 99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of America, Inc.
(21) 1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of New York, LLC
(22) 1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of New York, LLC

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

-----------------------------------------------------------------------------------------  ----------------------- ----------
ENTITY NAME:                                                                               JURISDICTION OF         ENTITY
                                                                                           DOMICILE:               TYPE:
-----------------------------------------------------------------------------------------  ---------------------- ----------

                           Empire Community Delivery Systems, LLC(23)                      New York                   LLC
                           MBC Management Services of New York, LLC(24)                    New York                   LLC
                           MBC of Nebraska, L.L.C.(25)                                     Nebraska                   LLC
                           MBC of Tennessee, Inc.                                          Tennessee                   C
                           MBC of Tennessee, LLC(26)                                       Tennessee                  LLC
                           MBC/IPA Providers of New York, LLC(27)                          New York                   LLC
                           Royal Health Care, LLC(28)                                      New York                   LLC
                  MBC of North Carolina, LLC                                               North Carolina             LLC
                  MBC of Tennessee, LLC(29)                                                Tennessee                  LLC
                           SUBSIDIARY:
                           Community Sector Systems, Inc.(30)                              Washington                  C
                  Merit Behavioral Care Corporation of Iowa                                Iowa                        C
                  Merit Health Insurance Company                                           Illinois                    C
                           SUBSIDIARY:
                           Orion Life Insurance Company                                    Delaware                    C
                  Merit Holdings Corp.                                                     Delaware                    C
                           SUBSIDIARIES:
                           MBC National Service Corporation                                Delaware                    C
                           Merit Behavioral Care of Maryland, Inc.                         Maryland                    C
                           Merit INROADS Behavioral Health Services, LLC(31)               Delaware                   LLC
                                    SUBSIDIARIES:
                                    Merit INROADS Behavioral Health Services of
                                      Illinois, LLC(32)                                    Illinois                   LLC


----------------------
(23) 16.667% owned by MBC of America, Inc.
(24) 80.2 % owned by MBC of America, Inc.
(25) 50% owned by MBC of America, Inc.
(26) MBC of America, Inc and Merit Behavioral Care Corporation serve as sole members
(27) 80.2% owned by MBC of America, Inc.
(28) 50% owned by MBC of America, Inc.
(29) Merit Behavioral Care Corporation and MBC of America, Inc. serve as sole members
(30) 19.9 % owned by MBC Washington Systems, Inc.
(31) 99% owned by Merit Holdings Corp.; 1% owned by Merit Behavioral Care of Illinois, Inc.
(32) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

-----------------------------------------------------------------------------------------  ----------------------- ----------
ENTITY NAME:                                                                               JURISDICTION OF         ENTITY
                                                                                           DOMICILE:               TYPE:
-----------------------------------------------------------------------------------------  ----------------------- ----------

                                    INROADS Behavioral Health Services of Texas, L.P.(33)  Texas                      LP
                           MeritChoice, Ltd.(34)                                           Pennsylvania               LP
                  PPC Group, Inc.                                                          Delaware                    C
                           SUBSIDIARIES:
                           Merit Behavioral Care of California, Inc.                       Missouri                    C
                           P.P.C., Inc.                                                    Missouri                    C
                                    SUBSIDIARY:
                                    Personal Performance Consultants of New York, Inc.     New York                    C
                  Washton Institute, Inc.                                                  New York                    C
           Tennessee Behavioral Health, Inc.                                               TN                          C
Magellan Behavioral Health of Texas, Inc.                                                  Texas                       C
Magellan CBHS Holdings, Inc.                                                               Delaware                    C
         SUBSIDIARIES:
         Behavioral Health Systems of Indiana, Inc.                                        Indiana                     C
                  SUBSIDIARIES:
                  The Charter Behavioral Health System of Northwest Indiana, LLC(35)       Delaware                   LLC
         CCM, Inc.(36)                                                                     Nevada                      C
         Charter Alvarado Behavioral Health System, Inc.                                   California                  C
         Charter Bay Harbor Behavioral Health System, Inc.                                 Florida                     C
         Charter Behavioral Health System of Athens, Inc.                                  Georgia                     C
         Charter Behavioral Health System of Central Georgia, Inc.                         Georgia                     C
         Charter Behavioral Health System of Charleston, Inc.                              South Carolina              C
         Charter Behavioral Health System of Charlottesville, Inc.                         Virginia                    C
         Charter Behavioral Health System of Chicago, Inc.                                 Illinois                    C
         Charter Behavioral Health System of Columbia, Inc.                                Missouri                    C

----------------------
(33) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation
(34) 50% owned by Merit Holdings Corp.
(35) 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc.
(36) 50% owned by Magellan CBHS Holdings, Inc.; 50% owned by CMCI, Inc.

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

-----------------------------------------------------------------------------------------  ----------------------- ----------
ENTITY NAME:                                                                               JURISDICTION OF         ENTITY
                                                                                           DOMICILE:               TYPE:
-----------------------------------------------------------------------------------------  ----------------------- ----------

         Charter Behavioral Health System of Corpus Christi, Inc.                          Texas                       C
         Charter Behavioral Health System of Dallas, Inc.                                  Texas                       C
         Charter Behavioral Health System of Delmarva, Inc.                                Maryland                    C
         Charter Behavioral Health System at Fair Oaks, Inc.                               New Jersey                  C
         Charter Behavioral Health System of Fort Worth, Inc.                              Texas                       C
         Charter Behavioral Health System at Hidden Brook, Inc.                            Maryland                    C
         Charter Behavioral Health System of Jackson, Inc.                                 Mississippi                 C
         Charter Behavioral Health System of Lafayette, Inc.                               Louisiana                   C
                  SUBSIDIARY:
                  The Charter Cypress Behavioral Health System, L.L.C.(37)                 Tennessee                  LLC
         Charter Behavioral Health System of Lake Charles, Inc.                            Louisiana                   C
         Charter Behavioral Health System of Massachusetts, Inc.                           Massachusetts               C
                  SUBSIDIARY:
                  WESTWOOD/PEMBROKE HEALTH SYSTEM LIMITED PARTNERSHIP(38)                  Massachusetts              LP
         Charter Behavioral Health System of Mississippi, Inc.                             Mississippi                 C
         Charter Behavioral Health System of Nashua, Inc.                                  New Hampshire               C
         Charter Behavioral Health System of Nevada, Inc.                                  Nevada                      C
         Charter Behavioral Health System of New Mexico, Inc.                              New Mexico                  C
                  SUBSIDIARY:
                  The Charter Heights Behavioral Health System Limited Partnership(39)     Delaware                   LP
         Charter Behavioral Health System of Paducah, Inc.                                 Kentucky                    C
         Charter Behavioral Health System at Potomac Ridge, Inc.                           Maryland                    C
         Charter Behavioral Health of Puerto Rico, Inc.                                    Georgia                     C
         Charter Behavioral Health System of San Jose, Inc.                                California                  C
         Charter Behavioral Health System of Toledo, Inc.                                  Ohio                        C
         Charter Canyon Behavioral Health System, Inc.                                     Utah                        C
         Charter Canyon Springs Behavioral Health System, Inc.                             California                  C
         Charter Centennial Peaks Behavioral Health System, Inc.                           Colorado                    C
         Charter Fairmount Behavioral Health System, Inc.                                  Pennsylvania                C

----------------------
(37) 50% owned by Charter Behavioral Health System of Lafayette, Inc.
(38) Approximately 97.5% owned by Charter Behavioral Health System of Massachusetts, Inc.
(39) 67% owned by Charter Behavioral Health System of New Mexico, Inc.

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

------------------------------------------------------------------------------------------  ----------------------- ----------
ENTITY NAME:                                                                                JURISDICTION OF         ENTITY
                                                                                            DOMICILE:               TYPE:
------------------------------------------------------------------------------------------  ----------------------- ----------

         Charter Fenwick Hall Behavioral Health System, Inc.                                South Carolina              C
         Charter Forest Behavioral Health System, Inc.                                      Louisiana                   C
         Charter Grapevine Behavioral Health System, Inc.                                   Texas                       C
         Charter Hospital of Mobile, Inc.                                                   Alabama                     C
         Charter Hospital of Santa Teresa, Inc.                                             New Mexico                  C
         Charter Hospital of St. Louis, Inc.                                                Missouri                    C
         Charter Indiana BHS Holding, Inc.                                                  Indiana                     C
                  SUBSIDIARIES:
                  The Charter Behavioral Health System of Northwest Indiana, LLC(40)        Delaware                   LLC
         Charter Lakehurst Behavioral Health System, Inc.                                   New Jersey                  C
         Charter Linden Oaks Behavioral Health System, Inc.                                 Illinois                    C
                  SUBSIDIARY:
                  Naperville Psychiatric Ventures (41)                                      Illinois                   GP
         Charter Meadows Behavioral Health System, Inc.                                     Maryland                    C
         Charter Medical - Clayton County, Inc.                                             Georgia                     C
         Charter Medical of East Valley, Inc.                                               Arizona                     C
         Charter Medical Leasing Limited                                                    United Kingdom              C
         Charter Medical - Long Beach, Inc.                                                 California                  C
         Charter Medical of Puerto Rico, Inc.                                               Puerto Rico                 C
         Charter Milwaukee Behavioral Health System, Inc.                                   Wisconsin                   C
         Charter MOB of Charlottesville, Inc.                                               Virginia                    C
                  SUBSIDIARY:
                  Mental Healthsource, L.L.C.(42)                                           Virginia                   LLC
         Charter North Behavioral Health System, Inc.                                       Alaska                      C
         Charter North Counseling Center, Inc.                                              Alaska                      C
         Charter North Star Behavioral Health System, L.L.C.(43)                            Tennessee                  LLC
         Charter Northridge Behavioral Health System, Inc.                                  North Carolina              C

----------------------

(40) 95% owned by Charter Indiana BHS Holding, Inc.; 5% owned by Behavioral Health Systems of Indiana, Inc.

(41) 75% owned by Charter Linden Oaks Behavioral Health System, Inc.

(42) 50% owned by Charter MOB of Charlottesville, Inc. (previously 50% owned by Charter Behavioral Health System of Central Virginia, Inc. who merged in Charter MOB of Charlottesville on 1/28/00)

(43) 57% owned by Magellan CBHS Holdings, Inc.

C=corporation; CLS=company limited by shares; GP=general partnership; LLC=limited liability company; LP=limited partnership; MC=medical corporation; NP=non-profit corporation; PC=professional corporation; ULLC=unlimited liability company 12/31/01 12:39 PM

-----------------------------------------------------------------------------------------  ----------------------- ----------
ENTITY NAME:                                                                               JURISDICTION OF         ENTITY
                                                                                           DOMICILE:               TYPE:
-----------------------------------------------------------------------------------------  ----------------------- ----------

                  SUBSIDIARY:
                  Holly Hill/Charter Behavioral Health System, L.L.C.(44)                  Tennessee                  LLC
         Charter Park Hospital Limited                                                     United Kingdom              C
         Charter Plains Behavioral Health System, Inc.                                     Texas                       C
         Charter Westbrook Behavioral Health System, Inc.                                  Virginia                    C
                  SUBSIDIARY:
                  CPS Associates, Inc.                                                     Virginia                    C
         Charter Woods Behavioral Health System, Inc.                                      Alabama                     C
         Florida Health Facilities, Inc.                                                   Florida                     C
         Golden Isle Assurance Company Ltd.                                                Bermuda                     C
         Plymouth Insurance Company, Ltd.                                                  Bermuda                     C
Magellan Public Solutions, Inc.(45)                                                        Delaware                    C
         SUBSIDIARIES:
         KidsCareNet of Milwaukee, LLC(46)                                                 Wisconsin                  LLC
         Magellan Public Network, Inc.                                                     Delaware                    C
         Correctional Behavioral Solutions of Indiana, Inc.                                Indiana                     C
         Correctional Behavioral Solutions of New Jersey, Inc.                             New Jersey                  C
         Correctional Behavioral Solutions of Ohio, Inc.                                   Ohio                        C
Magellan Specialty Health, Inc.                                                            Delaware                    C


NOTE: The ownership  interest in each  non-indented  entity is  directly-held
      by Magellan Health Services, Inc.;  the  ownership   interest  in  each
      indented  entity  is   directly-held  by  the  preceding non-indented
      entity. The percentage of ownership in each entity is 100% unless otherwise noted in a footnote.

----------------------
(44) 50% owned by Charter Northridge Behavioral Health System, Inc.
(45) Correctional Behavioral Solutions, Inc. merged into parent on 9/17/01
(46) 50% owned by Magellan Public Solutions, Inc.